UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2019

Invesco Ltd.
(Exact name of registrant as specified in its charter)

Bermuda				98-0557567
(State or Other Jurisdiction of Incorporation or Organization)				(I.R.S. Employer Identification No.)

1555 Peachtree Street, N.E.,	Suite 1800,	Atlanta,	GA	30309
(Address of Principal Executive Offices)				(Zip Code)

(404) 892-0896
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.20 par value	IVZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (“Original Form 8-K”) filed by Invesco Ltd. (“Invesco”) on October 23, 2019 by furnishing a corrected copy of Exhibit No. 99.1 to correct the diluted common shares outstanding (end of period). All other information in the Original Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 23, 2019, issued by Invesco Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Kevin M. Carome
Kevin M. Carome
Senior Managing Director and General Counsel
Date: October 28, 2019